EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF CASSIDY VENTURES INC.

In connection with the accompanying Annual Report on Form 10-K of Cassidy Ventures Inc. for the year ended June 30, 2014, the undersigned, William Drury, Secretary, Treasurer and Director of Cassidy Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended June 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Cassidy Ventures Inc.

Date: October 14, 2014	By:	/s/ William Drury
William Drury
Secretary, Treasurer and Director (principal executive officer, principal financial officer, and principal accounting officer)